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                                                                   EXHIBIT 10.16

                            EFFICIENT NETWORKS, INC.

                      CONVERTIBLE NOTE PURCHASE AGREEMENT

     This Convertible Note Purchase Agreement (this "Agreement") is made and entered into as of June 18, 1999 by and among Efficient Networks, Inc., a Delaware corporation (the "Efficient" or the "Company"), with its principal office located at 4201 Spring Valley Road, Suite 1200, Dallas, TX 75244 and Covad Investment Corp., a Delaware corporation with its principal office at 2330 Central Expressway, Santa Clara, CA 95050 ("CIC").

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises, covenants and conditions set forth below, the parties hereto mutually agree as follows:

     1.  Authorization and Sale of the Securities
         ----------------------------------------

         1.1  Authorization.  The Company has authorized the issuance and sale
              -------------
of $5,000,000 in principal amount of a convertible subordinated promissory note in the form attached hereto as Exhibit A (the "Note"). The Note is convertible
                               ---------
into shares of Efficient's Series I Preferred Stock (the "Series I Preferred") and the Series I Preferred is, in turn, convertible into shares of Efficient's Common Stock. The Note, the Series I Preferred, and the shares of common stock issuable upon conversion of the Series I Preferred are hereinafter collectively referred to as the "Securities." The rights, preferences and privileges of the Series I Preferred are as set forth in the Certificate of Amendment No. 6 to the Certificate of Incorporation of Efficient in the form attached hereto as Exhibit
                                                                         -------
B (the "Restated Certificate").
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         1.2  Sale of Note.  Subject to the terms and conditions of this
              ------------
Agreement, at the Closing (as defined below), Efficient will issue and sell to CIC, and CIC will purchase from Efficient, the Note in the principal amount of $5.0 million (five million dollars).

     2.  Closing Date; Delivery.
         ----------------------

         2.1  Closing Date.  The closing (the "Closing") of the sale of the Note
              ------------
be held at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California. The Closing will take place as soon as practicable following satisfaction of the conditions to closing set forth in Section 7 hereof. The date on which the Closing occurs is referred to as the "Closing Date."

         2.2  Delivery.  At the Closing Efficient will deliver to CIC a Note in
              --------
the principal amount of $5.0 million (five million dollars) against payment of the principal amount thereof from CIC by wire transfer made payable to the order of Efficient pursuant to wire transfer instructions delivered to CIC not fewer than 2 business days prior to the Closing.
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     3.  Terms of Note.  The Note shall have the terms set forth in the form of
         -------------
Note attached hereto.

     4.  Representations and Warranties of Efficient.  The Company hereby
         -------------------------------------------
represents and warrants to CIC as follows:

         4.1  Organization and Standing.  The Company is a corporation duly
              -------------------------
organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws.

         4.2  Corporate Power.  The Company has all requisite corporate power to
              ---------------
execute and deliver this Agreement, and, at the Closing Date, will have all requisite corporate power to sell and issue the Securities hereunder and to carry out and perform its obligations under the terms of this Agreement.

         4.3  Authorization.  As of the Closing Date, all corporate action on
              -------------
the part of Efficient, its officers, directors and shareholders necessary for the authorization, execution, delivery and performance of this Agreement by Efficient, the authorization, sale, issuance and delivery of the Notes and the performance of Efficient's obligations under the terms of the Notes will have been taken. At the Closing, this Agreement and the Notes shall constitute valid and binding obligations of Efficient enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors, and rules of law governing specific performance, injunctive relief or other equitable remedies. As of the Closing Date, Efficient will have authorized and reserved for issuance the shares of Series I Preferred issuable upon conversion of the Notes, and will have reserved for issuance the shares of Common Stock into which such Series I Preferred is convertible. The shares of Series I Preferred issuable upon conversion of the Notes and the shares of Common Stock issuable upon conversion of the Series I Preferred will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances created by Efficient, and will have the rights, preferences and privileges described in Efficient's Articles of Incorporation in effect at such time, provided, however, that the Securities may be subject to restrictions on
      --------  -------
transfer under state and/or federal securities laws as set forth herein or otherwise required at the time a transfer is proposed.

         4.4  Business and Affairs of Efficient.  Efficient has filed a
              ---------------------------------
Registration Statement on Form S-1 with the Securities and Exchange Commission (Registration No. 333-77795) (the "Registration Statement") relating to the registration of shares of its Common Stock under the Securities Act of 1933, as amended (the "Securities Act"). Efficient represents and warrants that the Registration Statement does not contain an untrue statement of a material fact in light of the circumstances in which it was made and does not omit to state a fact necessary to make the statements therein not misleading.

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     5.  Representations and Warranties of CIC.  CIC hereby represents and
         -------------------------------------
warrants to Efficient as follows:

         5.1  Investment Representations.
              --------------------------

              (a)  CIC realizes that the purchase of the Securities is a highly
                   ---
speculative investment. The CIC is able, without impairing CIC's financial
                            ---                            ---
condition, to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, to hold the Securities acquired hereunder for an indefinite period of time and to suffer a complete loss of CIC's investment.
                                                           ---
              (b)  CIC has such knowledge and experience in financial and
                   ---
business matters that CIC is capable of (i) evaluating the merits and risks of
                      ---
the purchase of the Securities pursuant to the terms of this Agreement and (ii) protecting CIC's interests in connection therewith.
           ---

              (c)  CIC and its representatives have been afforded an opportunity
                   ---
to ask such questions of Efficient's officers, employees, agents, accountants and representatives concerning Efficient's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investments contemplated herein.

              (d)  The Securities are being purchased for CIC's own account, for
                                                          ---
investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of Securities Act.

              (e)  CIC understands that the Securities have not been registered
                   ---
under the Securities Act by reason of their issuance in a transaction exempt from registration and prospectus delivery requirements of the Securities Act pursuant to Se ction 4(2) of the Securities Act and/or Regulation D promulgated under the Securities Act, and Efficient has no present intention of registering the Securities, that the Securities must be held by CIC indefinitely, and that
                                                    ---
CIC must therefore bear the economic risk of such investment indefinitely,
---
unless subsequently registered under the Securities Act or exempt from registration. CIC understands that the Securities are restricted securities
              ---
within the meaning of Rule 144 under the Securities Act, which allows limited resale of such securities under certain conditions; that, in any event, such exemption from registration under Rule 144 will not be available for at least one year; and even then will not be available unless the other conditions of Rule 144 are complied with.

         5.2  Authorization.  CIC has full legal capacity, power and authority
              -------------   ---
to execute and deliver this Agreement and the Exhibits hereto and to perform its obligations hereunder and thereunder. This Agreement and the Exhibits hereto have been duly authorized by CIC, and are valid and binding obligations of CIC,
                             ---                                           ---
enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

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     6.  Restrictions On Transfer.  Each certificate or instrument representing
         ------------------------
the Securities will be subject to restrictions on transfer under applicable securities laws. In addition, the parties agree that the Securities will be subject to the restrictions on transfer, market standoff and other provisions of that certain Investors Rights Agreement dated July 30, 1993, as amended, (the "Rights Agreement"), and will bear the legends set forth therein and restrictions on transfers as set forth in the Lock-up Agreement (as defined below). However, the parties agree that with respect to this Agreement (including the Exhibits hereto), CIC may assign its rights under this Agreement (and the Exhibits hereto) to Covad Communications Group, Inc. ("CCG") or any other wholly-owned subsidiary of CCG. CIC hereby waives its registration rights provided in the Rights Agreement in connection with Efficient's proposed initial public offering contemplated by the Registration Statement.

     7.  Conditions to Closing.
         ---------------------

         7.1  Conditions to Obligations of CIC.  The obligation of CIC to
              --------------------------------
Purchase the Note at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived by CIC:
                                                                       ---
              (a)  Representations and Warranties.  The representations and
                   ------------------------------
warranties made by Efficient herein will be true and correct on and as of the Closing with the same force and effect as if they had been made on and as of the Closing Date.

              (b)  Stockholder Agreements.  Each of (a) Amendment No. 9 to the
                   ----------------------
Rights Agreement, in the form attached hereto as Exhibit C, and (b) Amendment
                                                 ---------
No. 9 to that certain First Refusal and Co-Sale Agreement dated July 30, 1993, in the form attached hereto as Exhibit D shall have been duly effected to
                               ---------
provide that CIC shall have the rights of a stockholder under such agreements
             ---
with respect to the shares of Efficient's capital stock that CIC may acquire upon conversion of the Note.

              (c)  Corporate Proceedings; Waivers and Consents.  All corporate
                   -------------------------------------------
and other proceedings to be taken by Efficient, and all, including governmental, approvals, waivers, consents or permits necessary or appropriate for consummation by Efficient of the transactions contemplated by the Agreement will have been taken or obtained.

              (d)  Restated Certificate.  The Restated Certificate shall have
                   --------------------
been filed with the Secretary of State of the State of Delaware.

              (e) Efficient shall pay CIC an aggregate amount of $12,000 to cover expenses.

              (f) Counsel to Efficient, Wilson Sonsini Goodrich & Rosati, Professional Corporation shall have rendered to CIC the legal opinion substantially in the form attached hereto as Exhibit E.
                                             ---------

     7.2  Conditions to Obligations of Efficient.  Efficient's obligation to
          --------------------------------------
sell and issue the Notes at the Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived by
Efficient:

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              (a)  Representations and Warranties. The representations and
                   ------------------------------
warranties made by CIC will be true and correct on and as of the Closing with
                   ---
the same force and effect as if they had been made on and as of the Closing
Date.

              (b)  Corporate Proceedings; Waivers and Consents. All corporate
                   -------------------------------------------
and other proceedings to be taken by Efficient, and all, including governmental, approvals, waivers, consents or permits necessary or appropriate for consummation by Efficient of the transactions contemplated by the Agreement will have been taken or obtained.

              (c)  CIC shall have executed the lock-up agreement attached hereto
                   ---
as Exhibit F (the "Lock-up Agreement").
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     8.  Miscellaneous.
         -------------

         8.1  Survival.  The representations, warranties, covenants and
              --------
agreements made herein shall survive the execution and delivery of this Agreement.

         8.2  Finder's Fees.  Each party represents that it neither is nor will
              -------------
be obligated for any finder's fee or commission in connection with this transaction. CIC agrees to indemnify and hold harmless Efficient from any
              ---
liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against any such liability or asserted liability) for which such CIC or any of its officers, employees or
                          ---
representatives is responsible. The Company agrees to indemnify and hold harmless CIC from any liability for any commission or compensation in the nature
         ---
of a finder's fee (and the costs and expenses of defending against such liability of asserted liability) for which Efficient or any of its officers, employees or representatives is responsible.

         8.3  Expenses.  Each party shall bear its own expenses, including legal
              --------
fees incurred with respect to this Agreement and the Note, and the transactions contemplated hereby and thereby except as provided in Section 7.1(e) above.

         8.4  GOVERNING LAW.  THIS AGREEMENT AND ALL ACTIONS ARISING OUT OF OR
              --------------
IN CONNECTION WITH THIS AGREEMENT WILL BE GOVERNED IN ALL RESPECTS BY THE LAWS OF THE STATE OF CALIFORNIA AS SUCH LAWS ARE APPLIED TO AGREEMENTS BETWEEN CALIFORNIA RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN CALIFORNIA.

         8.5  Successors and Assigns.  Subject to the restrictions on transfer
              ----------------------
described in Sections 4.3 and 5.1 above and in the Note, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.


         8.6  Entire Agreement.  This Agreement, together with the Exhibits
              ----------------
hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersede all prior oral and written understandings, agreements and commitments with regard to such subjects by or among the parties hereto. Without limiting the generality of the foregoing, the parties agree that this Agreement supersedes that certain term sheet

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entitled "CIC and Efficient Networks Commercial Agreement and Strategic
          ---
Investment" dated May 28, 1999 which term sheet is hereby canceled in its entirety.

     8.7  Severability.  In the event that any provision of this Agreement
          ------------
becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.8  Legal Representation.  CIC ACKNOWLEDGES THAT:  (A) IT HAS READ THIS
          --------------------
AGREEMENT AND THE EXHIBITS HERETO; (B) IT UNDERSTANDS THAT EFFICIENT HAS BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AGREEMENT BY WILSON SONSINI GOODRICH & ROSATI, PROFESSIONAL CORPORATION; (C) IT HAS BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF THIS AGREEMENT BY OTHER LEGAL COUNSEL OR HAS VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; AND (D) IT UNDERSTANDS THE TERMS AND CONSEQUENCES OF THIS AGREEMENT AND IS FULLY AWARE OF ITS LEGAL AND BINDING EFFECT.

     8.9  Notices.  Any notice, request or other communication required or
          -------
permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered or certified mail, postage prepaid, or by recognized overnight courier or personal delivery, addressed (i) if to CIC, at its address set forth at the beginning of this Agreement, or at such other address as CIC shall have furnished to Efficient in writing, or (ii) if to Efficient, at its address set forth at the beginning of this Agreement, or at such other address as Efficient shall have furnished to CIC in writing.

     8.10  Titles and Subtitles.  The titles and subtitles used in this
           --------------------
Agreement are for convenience only and are not considered in construing or interpreting this Agreement.

     8.11  Counterparts.  This Agreement may be executed in any number of
           ------------
counterparts, each of which will be an original, but all of which together will constitute on instrument.

                            [Signature Page Follows]

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     IN WITNESS WHEREOF, the parties hereto have caused this Convertible Note
Purchase Agreement to be duly executed and delivered as of the day and year first above written.

EFFICIENT NETWORKS, INC.            COVAD INVESTMENT CORP.



By: /s/ MARK FLOYD                  By:  /s/ PETER CLARK
   --------------------------          ----------------------------------------
     Mark Floyd, President               (Signature of authorized officer)

                                    Print Name: Peter Clark
                                               --------------------------------
                                    Print Title: Director, Business Development
                                                -------------------------------


Exhibits:
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A-Form of Promissory Note
B-Form of Restated Certificate
C-Form of Amendment No. 9 to Rights Agreement
D-Form of Amendment No. 9 to First Refusal and Co-Sale Agreement
E-Form of Opinion of Counsel
F-Form of Lock-up Agreement